UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 1

to

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 18, 2014

CONCUR TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25137	91-1608052
(Commission File Number)	(IRS Employer Identification No.)

601 108th Avenue NE, Suite 1000 Bellevue, Washington	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 702-8808

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 18, 2014, Concur Technologies, Inc. filed a Form 8-K (the “Original 8-K”) disclosing its entry into an Agreement and Plan of Merger (the “Merger Agreement”) with SAP America, Inc. and Congress Acquisition Corp. This Amendment No. 1 is being filed solely to correct a typographical error contained on the cover sheet of the Merger Agreement filed as Exhibit 2.1 to the Original 8-K. Exhibit 2.1 filed with this Amendment No. 1 replaces Exhibit 2.1 to the Original 8-K in its entirety.

Item 1.01 Entry into a Material Definitive Agreement.

The disclosures set forth in Item 1.01 of the Original 8-K are incorporated into this Amendment No. 1 by reference without changes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated September 18, 2014, by and among Concur Technologies, Inc., SAP America, Inc. and Congress Acquisition Corp.

99.1**	Voting Agreement, dated September 18, 2014, by and between SAP America, Inc., S. Steven Singh and the Singh Family Trust LLC.

99.2**	Voting Agreement, dated September 18, 2014, by and between SAP America, Inc. and American Express Travel Related Services Company, Inc.

99.3**	Press Release dated September 18, 2014.

*	Filed herewith.
**	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCUR TECHNOLOGIES, INC.

DATE: September 19, 2014	By:	/s/ Francis J. Pelzer V
Francis J. Pelzer V
Chief Financial Officer
(principal financial officer and duly authorized officer)

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated September 18, 2014, by and among Concur Technologies, Inc., SAP America, Inc. and Congress Acquisition Corp.

99.1**	Voting Agreement, dated September 18, 2014, by and between SAP America, Inc., S. Steven Singh and the Singh Family Trust LLC.

99.2**	Voting Agreement, dated September 18, 2014, by and between SAP America, Inc. and American Express Travel Related Services Company, Inc.

99.3**	Press Release dated September 18, 2014.

*	Filed herewith.
**	Previously filed.